Exhibit 10.1

AMENDMENT No. 1

CONSULTING AGREEMENT

This Amendment No. 01 (“Amendment”) is entered into as of July 9, 2019 (the “Amendment Effective Date”) between Steven M. Paul, M.D.    (“Company”) and Voyager Therapeutics, Inc. (“Voyager”) and relates to the Agreement referred to below.

WHEREAS, the parties previously entered into a CONSULTING AGREEMENT, effective August 2, 2018 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the covenants and obligations set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.The 1st sentence of Section 2 – Term and Termination shall be amended as set forth below:

“This Agreement will commence on the Effective Date and will expire on August 2, 2020 unless earlier terminated in accordance with this Agreement or extended by mutual written agreement (the “Term”).”

2The 1st sentence of Section 2 – Compensation of Exhibit A - Accounting of Services Form shall be amended as set forth below:

“Fees:  Voyager will pay Consultant consulting fees of $16,700 per month during the Term.”

3.    The 1st sentence of Section 3 – Period of Performance of Exhibit A - Accounting of Services Form shall be amended as set forth below:

“Services are anticipated to be complete by August 2, 2020.”

4.   Initially capitalized terms used herein but not otherwise defined shall have the same meanings as set forth in the Agreement.

5.Except as expressly modified by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

6.This Amendment may be executed and delivered by facsimile or electronically transmitted signature and in two or more counterparts, all of which together shall constitute one and the same instrument.  The parties agree that upon being signed and delivered by the parties, this Amendment shall become effective and binding and that such signed copies will constitute evidence of the existence of this Amendment.

[Remainder of this page is intentionally left blank]

SIGNATURE PAGE TO
AMENDMENT NO. 1 TO

CONSULTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto entered into this Amendment by their duly authorized representatives as of the Effective Date.

VOYAGER THERAPEUTICS, INC.CONSULTANT

By: /s/ G. Andre TurenneBy:  /s/ Steve M. Paul, M.D.

Name: G. Andre TurenneName: Steven M. Paul, M.D.

Title: President and CEO